Exhibit 99.1

Paragon 28 Reports Second Quarter 2023 Financial Results
and Reaffirms 2023 Net Revenue Guidance

ENGLEWOOD, CO., August 2, 2023 -- Paragon 28, Inc. (NYSE: FNA) (“Paragon 28” or "Company”), a leading medical device company exclusively focused on the foot and ankle orthopedic market, today reported financial results for the quarter ended June 30, 2023 and reaffirmed its 2023 net revenue guidance.

Second Quarter 2023 and Six Months Ended June 30, 2023 Financial Results

•
Consolidated net revenue for the second quarter of 2023 was $51.0 million, representing 20.0% and 20.8% reported and constant currency growth, respectively, compared to the second quarter of 2022. Consolidated net revenue for the six months ended June 30, 2023 was $103.0 million, representing 22.9% and 23.9% reported and constant currency growth, respectively, compared to the six months ended June 30, 2022.
o
U.S. net revenue for the second quarter of 2023 and six months ended June 30, 2023 was $42.3 million and $87.2 million, respectively, representing 14.9% and 19.8% reported growth, respectively, compared to the prior year periods.
o
International net revenue for the second quarter of 2023 and six months ended June 30, 2023 was $8.7 million and $15.8 million, respectively, representing 53.4% and 43.0% reported growth respectively, compared to the prior year periods.
•
Gross margin was 82.6% for the second quarter of 2023 compared to 82.0% in the second quarter of 2022. Gross margin was 82.8% for both the six months ended June 30, 2023 and 2022.
•
Operating expenses were $51.5 million for the second quarter of 2023, an increase of 17.2%, compared to $43.9 million for the second quarter of 2022. Operating expenses were $102.4 million for the six months ended June 30, 2023, an increase of 17.7%, compared to $87.0 million for the six months ended June 30, 2022.
•
Net loss was $10.9 million for the second quarter of 2023, an increase of 13.5%, compared to a net loss of $9.6 million for the second quarter of 2022. Net loss was $20.0 million for the six months ended June 30, 2023, an increase of 5.9%, compared to net a loss of $18.8 million for the six months ended June 30, 2022.
•
Adjusted EBITDA was a $2.6 million loss for the second quarter of 2023, an improvement of 17.0%, compared to a $3.2 million loss in the second quarter of 2022. Adjusted EBITDA was a $4.0 million loss for the six months ended June 30, 2023, an improvement of 37.5%, compared to a $6.5 million loss for the six months ended June 30, 2022.

“Paragon 28's second quarter 2023 net revenue grew 21% constant currency, driven by growth in each segment, highlighting the benefits of our balanced business model. Further, our Adjusted EBITDA for the second quarter and six months ended June 30, 2023 both improved meaningfully compared to last year, demonstrating strong ongoing leverage in our operations” said Albert DaCosta, Chairman and Chief Executive Officer. “There is a great energy around P28 coming from the surgeon community, and we are excited to be able to provide them innovative solutions to help foot and ankle patients around the world.”

2023 Net Revenue Guidance

The Company reaffirms its prior 2023 net revenue guidance, and expects net revenue to be $214 million to $218 million, representing 19% and 20% reported and constant currency growth at the midpoint, respectively, compared to 2022.

The Company’s 2023 net revenue guidance assumes foreign currency translation rates remain consistent with current foreign currency translation rates.

Webcast and Conference Call Information

Paragon 28 will host a conference call to discuss second quarter 2023 financial results on Wednesday, August 2, 2023, at 2:30 p.m. Mountain Time / 4:30 p.m. Eastern Time. Investors interested in listening to the conference call may do so by dialing (888-330-2446) for domestic callers or (240-789-2732) for international callers, using conference ID: 4439305. Live audio of the webcast will be available on the “Investors” section of the company’s website at ir.paragon28.com. The webcast will be archived and available for replay for at least 90 days after the event.

About Paragon 28, Inc.

Based in Englewood, Colo., Paragon 28, is a leading medical device company exclusively focused on the foot and ankle orthopedic market and is dedicated to improving patient lives. From the onset, Paragon 28® has provided innovative orthopedic solutions, procedural approaches and instrumentation that cover a wide range of foot and ankle ailments including fracture fixation, forefoot, ankle, progressive collapsing foot deformity (PCFD) or flatfoot, charcot foot and orthobiologics. The company designs products with both the patient and surgeon in mind, with the goal of improving outcomes, reducing ailment recurrence and complication rates, and making the procedures simpler, consistent, and reproducible.

Forward Looking Statements

Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients and its estimated net revenue for full year 2023. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward‐looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward‐looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s annual report on Form 10-K filed with the SEC on March 2, 2023. Paragon 28 does not undertake any obligation to update forward‐looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward‐looking statements contained herein. These forward-looking statements should not be relied upon as representing Paragon 28’s views as of any date subsequent to the date of this press release. Paragon 28’s results for the quarter ended June 30, 2023 are not necessarily indicative of our operating results for any future periods.

Use of Non-GAAP Financial Measures and Their Limitations

In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions.

Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, employee stock purchase plan expense, non-recurring expenses and certain other non-cash expenses.

We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include:

•
other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures;
•
although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements;
•
Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and
•
Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur.

Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company's operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations.

The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with the our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period.

Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

Investor Contact:

Matt Brinckman

Senior Vice President, Strategy and Investor Relations

mbrinckman@paragon28.com

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, unaudited)

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash	$56,747	$38,468
Trade receivables	34,331	37,687
Inventories, net	85,225	60,948
Income taxes receivable	870	615
Other current assets	3,257	4,658
Total current assets	180,430	142,376

Property and equipment, net	70,936	61,938
Intangible assets, net	21,921	22,387
Goodwill	25,465	25,465
Deferred income taxes	319	148
Other assets	1,766	1,795
Total assets	$300,837	$254,109

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$29,681	$14,939
Accrued expenses	24,390	26,807
Accrued legal settlement	—	22,000
Other current liabilities	1,700	3,844
Current maturities of long-term debt	652	728
Income taxes payable	20	184
Total current liabilities	56,443	68,502

Long-term liabilities:
Long-term debt net, less current maturities	42,259	42,182
Other long-term liabilities	1,842	1,628
Deferred income taxes	620	342
Income taxes payable	635	527
Total liabilities	101,799	113,181

Stockholders' equity:
Common stock, $0.01 par value, 300,000,000 shares authorized; 83,449,565 and 78,684,107 shares issued, and 82,536,046 and 77,770,588 shares outstanding as of June 30, 2023 and December 31, 2022, respectively	824	776
Additional paid in capital	292,350	213,956
Accumulated deficit	(87,739)	(67,789)
Accumulated other comprehensive loss	(415)	(33)
Treasury stock, at cost; 913,519 shares as of June 30, 2023 and December 31, 2022	(5,982)	(5,982)
Total stockholders' equity	199,038	140,928
Total liabilities & stockholders' equity	$300,837	$254,109

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net revenue	$51,009	$42,498	$103,045	$83,869
Cost of goods sold	8,858	7,638	17,764	14,429
Gross profit	42,151	34,860	85,281	69,440

Operating expenses:
Research and development costs	7,683	5,990	14,732	11,763
Selling, general, and administrative	43,827	37,948	87,647	75,190
Total operating expenses	51,510	43,938	102,379	86,953
Operating loss	(9,359)	(9,078)	(17,098)	(17,513)

Other (expense) income :
Other (expense) income	(467)	652	(646)	551
Interest expense, net	(803)	(1,104)	(2,008)	(1,772)
Total other expense, net	(1,270)	(452)	(2,654)	(1,221)
Loss before income taxes	(10,629)	(9,530)	(19,752)	(18,734)
Income tax expense	269	73	198	105
Net loss	$(10,898)	$(9,603)	$(19,950)	$(18,839)

PARAGON 28, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities
Net loss	$(19,950)	$(18,839)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,414	6,566
Allowance for doubtful accounts	147	—
Reversal of excess and obsolete inventories	(205)	(446)
Stock-based compensation	6,782	4,465
Other	714	(1,514)
Changes in other assets and liabilities, net of acquisitions:
Accounts receivable	3,138	(6,825)
Inventories	(23,895)	(11,518)
Accounts payable	14,745	1,537
Accrued expenses	1,845	1,992
Accrued legal settlement	(22,000)	—
Income tax receivable/payable	(359)	454
Other assets and liabilities	(779)	289
Net cash used in operating activities	(33,403)	(23,839)

Cash flows from investing activities
Purchases of property and equipment	(15,354)	(29,204)
Proceeds from sale of property and equipment	635	519
Purchases of intangible assets	(544)	(783)
Acquisition of Disior, net of cash received	—	(18,504)
Net cash used in investing activities	(15,263)	(47,972)

Cash flows from financing activities
Proceeds from draw on term loan	—	20,000
Proceeds from issuance of long-term debt	—	16,000
Payments on long-term debt	(396)	(178)
Payments of debt issuance costs	—	(405)
Proceeds from issuance of common stock, net of issuance costs	68,453	—
Proceeds from exercise of stock options	2,464	300
Proceeds from employee stock purchase plan	560	—
Payments on earnout liability	(4,250)	—
Net cash provided by financing activities	66,831	35,717

Effect of exchange rate changes on cash	114	(256)
Net increase (decrease) in cash	18,279	(36,350)
Cash at beginning of period	38,468	109,352
Cash at end of period	$56,747	$73,002

PARAGON 28, INC. AND SUBSIDIARIES

RECONCILIATION OF NET LOSS TO NON-GAAP ADJUSTED EBITDA

(in thousands, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(in thousands)
Net loss	$(10,898)	$(9,603)	$(19,950)	$(18,839)
Interest expense, net	803	1,104	2,008	1,772
Income tax expense	269	73	198	105
Depreciation and amortization expense	3,297	3,536	6,414	6,566
Stock based compensation expense	3,600	2,343	6,782	4,465
Employee stock purchase plan expense	60	—	182	—
Change in fair value of earnout liability (1)	240	(620)	320	(540)
Adjusted EBITDA	$(2,629)	$(3,167)	$(4,046)	$(6,471)

(1)
Represents non-cash change in the fair value of earnout liabilities.

PARAGON 28, INC. AND SUBSIDIARIES

Constant-Currency Revenue Growth

(in thousands, unaudited)

	Three Months Ended June 30,		Change	Six Months Ended June 30,		Change
	2023	2022	%	2023	2022	%
Total Consolidated Revenues
As Reported	$51,009	$42,498	20.0%	$103,045	$83,869	22.9%
Impact of foreign currency exchange rates	345	—	*	896	—	*
Constant-currency net revenues	$51,354	$42,498	20.8%	$103,941	$83,869	23.9%

Total International Revenues
As Reported	$8,745	$5,700	53.4%	$15,800	$11,048	43.0%
Impact of foreign currency exchange rates	345	—	*	896	—	*
Constant-currency net revenues	$9,090	$5,700	59.5%	$16,696	$11,048	51.1%

* Not meaningful